Exhibit 99.1

Silver Spring Networks Reports Second Quarter Financial Results

Redwood City, CA – August 6, 2014 – Silver Spring Networks, Inc. (NYSE: SSNI) today announced preliminary unaudited financial results for its second quarter of 2014.

Q2 2014 Results

•	Non-GAAP revenue was $63.6 million.

•	GAAP revenue was $41.6 million.

•	Non-GAAP gross margin was 32.4%.

•	GAAP gross margin was 32.2%.

•	Non-GAAP net loss was $9.9 million.

•	GAAP net loss was $24.6 million.

•	Cash and investments of $125.3 million and no debt.

“We were awarded close to two million homes and businesses in the first half, reinforcing our market leadership,” said Scott Lang, Chairman, President, and Chief Executive Officer. “Our multi-application network platform is generating significant value for our customers and driving double-digit growth in new solutions and our managed and SaaS business.”

Business Highlights

•	19.1 million cumulative network endpoints delivered from inception through June 30, 2014, up 12% from a year ago.

•	New solution non-GAAP revenue (distribution automation, demand side management and street lights) of $11.9 million – up 16% year-over-year.

•	Recurring managed and SaaS non-GAAP revenue of $10.4 million – up 12% year-over year.

•	Singapore Power completes successful first phase of a nationwide deployment – country-wide smart infrastructure networking platform that is delivering deregulated energy services to commercial and industrial customers.

•	Networking street lights, traffic cameras, and sensors as part of Future City Glasgow Program – which we believe will help to lower costs, save energy and improve citizen safety.

•	Large customer renews managed and SaaS agreement for five years.

Conference Call

Silver Spring will host a conference call today at 1:30 pm PT (4:30 pm ET) to review its results for the second quarter ended June 30, 2014 and its outlook for the future. During the course of this call, Silver Spring may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live at 877-407-0832 (U.S.) or 201-689-8433 (International) or via webcast at http://ir.silverspringnet.com. A dial-in replay of the conference call will be available until August 20, 2014 and can be accessed at 877-660-6853 (domestic) or 201-612-7415 (international) passcode 13586467. An audio webcast replay of the conference call will be available for one year at http://ir.silverspringnet.com.

About Silver Spring Networks

Silver Spring Networks is a leading networking platform and solutions provider for smart energy networks. Silver Spring’s pioneering IPv6 networking platform, with over 19 million Silver Spring enabled devices delivered, is connecting utilities to homes and business throughout the world with the goal of achieving greater energy efficiency for the planet. Silver Spring’s innovative solutions enable utilities to gain operational efficiencies, improve grid reliability, and empower consumers to monitor and manage energy consumption. Silver Spring Networks’ customers include major utilities around the globe such as Baltimore Gas & Electric, CitiPower & Powercor, Commonwealth Edison, CPS Energy, Florida Power & Light, Jemena Electricity Networks Limited, Pacific Gas & Electric, Pepco Holdings, Progress Energy, and Singapore Power. To learn more, please visit www.silverspringnet.com.

Non-GAAP and Other Financial Measures

Silver Spring believes that its results of operations under generally accepted accounting principles, or GAAP, when considered in isolation, may only provide limited insight into the performance of its business in any given period. As a result, Silver Spring manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP measures such as non-GAAP revenue, cost of non-GAAP revenue, non-GAAP gross profit (loss), non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share, and adjusted EBITDA, and total backlog, in addition to other financial measures presented in accordance with GAAP. Silver Spring believes that these non-GAAP and other financial measures offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes, and gross margin and profitability trends, as well as the cash flow characteristics, of its business. The non-GAAP measures should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, gross profit (loss), operating loss, net loss, loss per share or any other performance measure derived in accordance with GAAP. Silver Spring may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Non-GAAP revenue represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Non-GAAP revenue excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Non-GAAP revenue is initially recorded as deferred revenue and is recognized as GAAP revenue when all revenue recognition criteria have been met under Silver Spring’s accounting policies as described in Silver Spring’s filings with the Securities and Exchange Commission. Silver Spring reconciles revenue to non-GAAP revenue by adding revenue to the change in deferred revenue in a given period.

Cost of non-GAAP revenue represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation and amortization of intangibles. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring reconciles cost of revenue to non-GAAP cost of revenue by adding cost of revenue to the change in deferred cost of revenue, less stock-based compensation and amortization of intangibles included in cost of revenue, in a given period.

Non-GAAP gross profit (loss) is the difference between non-GAAP revenue and cost of non-GAAP revenue.

Non-GAAP operating income (loss) represents operating loss adjusted for non-GAAP revenue and cost of non-GAAP revenue and excludes expenses related to the amortization of intangible assets, legal settlements, and stock-based compensation.

Non-GAAP net income (loss) represents net loss adjusted for non-GAAP revenue and cost of non-GAAP revenue, and excludes expenses related to the amortization of intangible assets, legal settlements, stock-based compensation, changes in fair value of preferred stock warrant liabilities and embedded derivatives, and loss on extinguishment of promissory notes.

Non-GAAP earnings (loss) per share represents non-GAAP net loss divided by weighted average shares outstanding for the period.

Adjusted EBITDA is net income (loss) adjusted for changes in deferred revenue and deferred cost of revenue, other (income) expense, net, provision for income taxes, depreciation and amortization, stock-based compensation and certain other items management believes affect the comparability of operating results.

Total backlog represents future product and service billings that we expect to generate pursuant to contracts that we have entered into with our utility customers and meter manufacturers. Total backlog includes order backlog, which represents future billings for open purchase orders and other firm commitments.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in Silver Spring Networks’ business, future growth, and future financial results. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: timing around customer decisions and deployment pace; dependence on a limited number of customers and key suppliers; general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring’s products and services; amounts included in backlog may not result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring’s relationship with third-party manufacturers; execution and customer adoption risks related to new product introductions and innovation; the ability to attract and retain personnel, including members of Silver Spring’s management team; changes in strategy; technological changes that make Silver Spring’s products and services less competitive; competition, particularly from larger companies with more resources than Silver Spring; international business uncertainties; the ability to acquire and integrate other businesses; and other risk factors set forth from time to time in Silver Spring’s filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of August 6, 2014. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events. In addition, the preliminary financial results set forth in this press release are estimates based on information currently available to Silver Spring.

For additional information, please contact:

Bonnie Hyun

Investor Relations

650-839-4664

bhyun@silverspringnet.com

Noel Hartzell

Global Communications

650-839-4184

nhartzell@silverspringnet.com

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Revenue:
Product revenue	$24,751	$47,996	$52,978	$89,716
Service revenue	16,856	55,514	32,858	67,497

Net revenue	41,607	103,510	85,836	157,213
Cost of revenue:
Product cost of revenue	13,414	39,565	31,329	65,308
Service cost of revenue	14,781	15,695	29,651	33,521

Total cost of revenue	28,195	55,260	60,980	98,829
Gross profit	13,412	48,250	24,856	58,384
Operating expenses:
Research and development	17,342	18,752	35,067	43,871
Sales and marketing	8,854	8,637	18,077	19,090
General and administrative	11,888	10,879	23,555	25,015

Total operating expenses	38,084	38,268	76,699	87,976
Operating income (loss)	(24,672)	9,982	(51,843)	(29,592)
Other income (expense)
Interest income (expense), net	85	(184)	48	(1,236)
Conversion of promissory notes and remeasurement of warrants and derivatives	—	—	—	(23,676)

Other income (expense), net	85	(184)	48	(24,912)
Income (loss) before provision for income taxes	(24,587)	9,798	(51,795)	(54,504)
Provision for income taxes	4	328	603	392

Net income (loss)	(24,591)	9,470	(52,398)	(54,896)
Deemed dividend to convertible preferred stockholders	—	—	—	(105,000)

Net income (loss) attributable to common stockholders	$(24,591)	$9,470	$(52,398)	$(159,896)
Net income (loss) per share
Basic net income (loss) per share attributable to common stockholders	$(0.51)	$0.20	$(1.09)	$(5.58)
Diluted net income (loss) per share attributable to common stockholders	$(0.51)	$0.19	$(1.09)	$(5.58)
Weighted average number of shares used in computation
Basic	48,315	46,600	48,006	28,637
Diluted	48,315	48,997	48,006	28,637

Non-GAAP results (in thousands, except per share data)

The following tables reconcile the Company’s net income (loss) and income (loss) per share as presented in its unaudited Condensed Consolidated Statements of Operations and prepared in accordance with GAAP to its non-GAAP net income (loss) and non-GAAP income (loss) per share.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Net income (loss)	$(24,591)	$9,470	$(52,398)	$(54,896)
Change in deferred revenue, net of foreign currency translation	21,997	(17,059)	49,618	3,009
Change in deferred cost of revenue, net of foreign currency translation	(16,801)	(7,763)	(37,058)	(23,186)
Amortization of intangibles in cost of revenue	48	48	96	96
Conversion of promissory notes and remeasurement of warrants and derivatives	—	—	—	23,676
Convertible notes accretion / interest	—	—	—	935
Stock-based compensation	9,562	10,845	20,994	37,513
Legal settlements	(100)	—	(100)	—

Non-GAAP net loss	$(9,885)	$(4,459)	$(18,848)	$(12,853)
Non-GAAP income loss per share
Basic	$(0.20)	(0.10)	$(0.39)	(0.45)
Diluted	$(0.20)	(0.10)	$(0.39)	(0.45)
Weighted average number of shares used in computation
Basic	48,315	46,600	48,006	28,637
Diluted	48,315	46,600	48,006	28,637

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par values)

	June 30,	December 31,
	2014	2013 (a)
ASSETS
Current assets:
Cash and cash equivalents	$64,786	$82,596
Short-term investments	60,535	63,256
Accounts receivable	58,138	69,724
Inventory	4,567	4,350
Deferred cost of revenue	32,149	37,460
Prepaid expenses and other current assets	7,872	4,758

Total current assets	228,047	262,144
Property and equipment, net	12,606	12,364
Deferred cost of revenue, non-current	281,309	238,663
Deferred tax assets, non-current	1,204	1,613
Other long-term assets	11,121	1,567

TOTAL ASSETS	$534,287	$516,351

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$27,661	$31,317
Accrued liabilities	23,107	21,282
Deferred revenue	91,360	111,293
Current portion of capital lease obligations	1,563	1,615
Deferred tax liability	1,176	1,176

Total current liabilities	144,867	166,683
Deferred revenue, non-current	483,746	413,360
Other liabilities	17,376	14,426
Stockholders’ deficit:
Preferred stock, $0.001 par value, 10,000 shares authorized and no shares issued or outstanding as of June 30, 2014 and December 31, 2013	—	—
Common stock and additional paid-in capital, $0.001 par value; 1,000,000 shares authorized, 48,380 and 47,384 shares issued and outstanding as of June 30, 2014 and December 31, 2013	557,894	539,013
Accumulated other comprehensive income (loss)	63	130
Accumulated deficit	(669,659)	(617,261)

Total stockholders’ deficit	(111,702)	(78,118)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$534,287	$516,351

(a)	Derived from audited consolidated financial statements

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(In thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
OPERATING ACTIVITIES
Net income (loss)	$(24,591)	$9,470	$(52,398)	$(54,896)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	1,467	1,689	2,933	3,366
Stock-based compensation	9,562	10,845	20,994	37,513
Conversion of promissory notes and remeasurement of warrants and derivatives	—	—	—	23,676
Other non-cash adjustments	396	472	1,026	1,452
Changes in assets and liabilities:
Accounts receivable	3,285	(19,722)	11,586	(13,183)
Inventory	(171)	(443)	(767)	(5,007)
Prepaid expenses and other current assets	(2,121)	(2,066)	(3,279)	(3,187)
Deferred cost of revenue	(16,969)	(7,663)	(37,335)	(23,073)
Other long-term assets	(249)	40	(235)	2,362
Accounts payable	(278)	9,010	(3,402)	7,373
Accrued liabilities	2,278	1,349	370	(538)
Customer deposits	(3)	(5)	104	(246)
Deferred revenue	22,428	(17,455)	50,103	2,666
Other liabilities	1,571	431	3,645	(1,239)

Net cash used in operating activities	(3,395)	(14,048)	(6,655)	(22,961)

INVESTING ACTIVITIES
Acquisition of business, net of cash received, and purchase of intangible assets	(8,750)	—	(8,750)	—
Proceeds from sales and maturity of short-term investments	23,592	—	42,058	—
Purchase of short-term investments	(22,147)	—	(39,501)	—
Purchases of property and equipment	(1,956)	(1,139)	(3,698)	(2,462)

Net cash used in investing activities	(9,261)	(1,139)	(9,891)	(2,462)

FINANCING ACTIVITIES
Payment upon termination of preferred stock warrants of a related party	—	—	—	(12,000)
Proceeds from initial public offering, net of offering costs	—	(1,533)	—	84,705
Proceeds from private placement of common stock with a related party	—	—	—	12,000
Payments on capital lease obligations	(392)	(491)	(748)	(944)
Proceeds from issuance of common stock, net of repurchases	192	176	4,747	190
Taxes paid related to net share settlement of equity awards	(850)	(349)	(5,263)	(6,204)

Net cash provided by (used in) financing activities	(1,050)	(2,197)	(1,264)	77,747

Net increase in cash and cash equivalents	(13,706)	(17,384)	(17,810)	52,324
Cash and cash equivalents - beginning of period	78,492	142,354	82,596	72,646

Cash and cash equivalents - end of period	$64,786	$124,970	$64,786	$124,970

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF NET REVENUE BETWEEN GAAP AND NON-GAAP

(in thousands, except percentages)

	Q2	Q3	Q4	Q1	Q2	YoY %
	CY13	CY13	CY13	CY14	CY14	Change
TYPE
GAAP net revenue
Product net revenue	47,996	$56,650	$77,944	$28,227	$24,751	-48%
Service net revenue
Managed services and SaaS	37,508	9,835	8,159	7,797	8,301	-78%
Professional services	18,006	5,996	11,061	8,205	8,555	-52%

Total service net revenue	55,514	15,831	19,220	16,002	16,856	-70%

Total GAAP net revenue	$103,510	$72,481	$97,164	$44,229	$41,607	-60%

% Product	46%	78%	80%	64%	59%
% Service	54%	22%	20%	36%	41%
Change in deferred net revenue
Change in deferred product revenue	$17,905	$16,017	$(7,054)	$24,006	$17,438
Change in deferred service revenue
Managed services and SaaS	(28,245)	16	1,000	2,219	2,079
Professional services	(6,719)	5,702	(1,462)	1,396	2,480

Total change in deferred service revenue	(34,964)	5,718	(462)	3,615	4,559

Total change in deferred revenue	$(17,059)	$21,735	$(7,516)	$27,621	$21,997
Non-GAAP revenue
Product net revenue	$65,901	$72,667	$70,890	$52,233	$42,189	-36%
Service net revenue
Managed services and SaaS	9,263	9,851	9,159	10,016	10,380	12%
Professional services	11,287	11,698	9,599	9,601	11,035	-2%

Total service net revenue	20,550	21,549	18,758	19,617	21,415	4%

Total non-GAAP net revenue	$86,451	$94,216	$89,648	$71,850	$63,604	-26%

% Product	76%	77%	79%	73%	66%
% Service	24%	23%	21%	27%	34%
SOLUTION
GAAP net revenue
Advanced metering infrastructure	97,598	$66,774	$91,842	$40,023	$33,729	-65%
New solutions	5,912	5,707	5,322	4,206	7,878	33%

Total GAAP net revenue	$103,510	$72,481	$97,164	$44,229	$41,607	-60%

% Advanced metering infrastructure	94%	92%	95%	90%	81%
% New solutions	6%	8%	5%	10%	19%
Change in deferred net revenue
Advanced metering infrastructure	$(21,380)	$19,244	$(9,532)	$22,422	$17,994
New solutions	4,321	2,491	2,016	5,199	4,003
Total change in deferred net revenue	$(17,059)	$21,735	$(7,516)	$27,621	$21,997
Non-GAAP net revenue
Advanced metering infrastructure	76,218	$86,018	$82,310	$62,445	$51,723	-32%
New solutions	10,233	8,198	7,338	9,405	11,881	16%

Total Non-GAAP net revenue	$86,451	$94,216	$89,648	$71,850	$63,604	-26%

% Advanced metering infrastructure	88%	91%	92%	87%	81%
% New solutions	12%	9%	8%	13%	19%
GEOGRAPHY
GAAP net revenue
United States	$94,516	$68,562	$71,602	$21,843	$34,251	-64%
International	8,994	3,919	25,562	22,386	7,356	-18%

Total GAAP net revenue	$103,510	$72,481	$97,164	$44,229	$41,607	-60%

% United States	91%	95%	74%	49%	82%
% International	9%	5%	26%	51%	18%
Change in deferred net revenue
United States	$(21,032)	$15,289	$1,369	$41,256	$22,799
International	3,973	6,446	(8,885)	(13,635)	(802)

Total change in deferred net revenue	$(17,059)	$21,735	$(7,516)	$27,621	$21,997
Non-GAAP net revenue
United States	$73,484	$83,851	$72,971	$63,099	$57,050	-22%
International	$12,967	10,365	16,677	8,751	6,554	-49%

Total non-GAAP net revenue	$86,451	$94,216	$89,648	$71,850	$63,604	-26%

% United States	85%	89%	81%	88%	90%
% International	15%	11%	19%	12%	10%

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands, except percentages and headcount)

	Q2	Q3	Q4	Q1	Q2	YoY %
	CY13	CY13	CY13	CY14	CY14	Change
CASH FLOW DATA
Operating cash flow	$(14,048)	$21,131	$1,844	$(3,260)	$(3,395)	76%
Operating cash flow - TTM	(19,158)	12,172	14	5,667	16,320	185%
BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$124,970	$143,431	$145,852	$140,495	$125,321	0%
Deferred net revenue
End of quarter	510,722	532,546	524,653	552,328	575,106
Less: Beginning of quarter	(528,176)	(510,722)	(532,546)	(524,653)	(552,328)
Foreign currency translation adjustment and other	395	(89)	377	(54)	(781)

Change in deferred net revenue, net of foreign currency translation	$(17,059)	$21,735	$(7,516)	$27,621	$21,997

Deferred cost of revenue
End of quarter	268,236	275,101	276,123	$296,489	$313,458
Less: Beginning of quarter	(260,572)	(268,236)	(275,101)	(276,123)	(296,489)
Foreign currency translation adjustment	99	(23)	(11)	(109)	(168)

Change in deferred cost of revenue, net of foreign currency translation	$7,763	$6,842	$1,011	$20,257	$16,801

STOCK-BASED COMPENSATION
Cost of goods sold	$2,531	$1,376	$1,644	$2,692	$1,930	-24%
Research and development	3,607	1,905	2,277	3,155	2,695	-25%
Sales and marketing	1,526	950	1,238	2,045	1,754	15%
General and administrative	3,181	2,759	2,842	3,540	3,183	0%

	$10,845	$6,990	$8,001	$11,432	$9,562	-12%

EMPLOYEES	589	608	602	617	639	8%
HOMES & BUSINESSES
Cumulative network endpoints delivered*	17,008	17,509	18,184	18,710	19,081	12%

*    Endpoints refer to communication modules in electric meters

SILVER SPRING NETWORKS

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data and percentages)

	Q2	Q3	Q4	Q1	Q2	YOY %
	CY13	CY13	CY13	CY14	CY14	Change
QUARTERLY RECONCILIATION OF RESULTS
Net revenue
GAAP net revenue	$103,510	$72,481	$97,164	$44,229	$41,607	-60%
Change in deferred revenue, net of foreign currency translation	(17,059)	21,735	(7,516)	27,621	21,997

Non-GAAP net revenue	$86,451	$94,216	$89,648	$71,850	$63,604	-26%

Gross profit
GAAP gross profit	$48,250	$23,226	$33,744	$11,444	$13,412	-72%
Change in deferred revenue, net of foreign currency translation	(17,059)	21,735	(7,516)	27,621	21,997
Change in deferred cost of revenue, net of foreign currency translation	(7,763)	(6,842)	(1,011)	(20,257)	(16,801)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Stock-based compensation	2,531	1,376	1,644	2,692	1,930

Non-GAAP gross profit	$26,007	$39,543	$26,909	$21,548	$20,586	-21%

GAAP gross margin % (as a % of GAAP net revenue)	47%	32%	35%	26%	32%
Non-GAAP gross margin % (as a % of non-GAAP net revenue)	30%	42%	30%	30%	32%
Operating income (loss)
GAAP operating income (loss)	$9,982	$(12,115)	$(48)	$(27,171)	$(24,672)	-347%
Change in deferred revenue, net of foreign currency translation	(17,059)	21,735	(7,516)	27,621	21,997
Change in deferred cost of revenue, net of foreign currency translation	(7,763)	(6,842)	(1,011)	(20,257)	(16,801)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Stock-based compensation	10,845	6,990	8,001	11,432	9,562
Legal settlements	—	—	250	—	(100)

Non-GAAP operating income (loss)	$(3,947)	$9,816	$(276)	$(8,327)	$(9,966)	-152%

GAAP operating margin % (as a % of GAAP revenue)	10%	-17%	0%	-61%	-59%
Non-GAAP operating margin % (as a % of non-GAAP net revenue)	-5%	10%	0%	-12%	-16%
Adjusted EBITDA
GAAP net income (loss)	$9,470	$(12,269)	$358	$(27,807)	$(24,591)	-360%
Change in deferred revenue, net of foreign currency translation	(17,059)	21,735	(7,516)	27,621	21,997
Change in deferred cost of revenue, net of foreign currency translation	(7,763)	(6,842)	(1,011)	(20,257)	(16,801)
Other (income) expense, net	184	54	(138)	37	(85)
Provision (benefit) for income taxes	328	100	(268)	599	4
Depreciation and amortization	1,689	1,624	1,656	1,466	1,467
Stock-based compensation	10,845	6,990	8,001	11,432	9,562
Legal settlements	—	—	250	—	(100)

Adjusted EBITDA	$(2,306)	$11,392	$1,332	$(6,909)	$(8,547)	-271%

Net income (loss)
GAAP net income (loss)	$9,470	$(12,269)	$358	$(27,807)	$(24,591)	-360%
Change in deferred revenue, net of foreign currency translation	(17,059)	21,735	(7,516)	27,621	21,997
Change in deferred cost of revenue, net of foreign currency translation	(7,763)	(6,842)	(1,011)	(20,257)	(16,801)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Convertible notes accretion / interest	—	—	—	—	—
Conversion of promissory notes and remeasurement of warrants and derivatives	—	—	—	—	—
Stock-based compensation	10,845	6,990	8,001	11,432	9,562
Legal settlements	—	—	250	—	(100)

Non-GAAP net income (loss)	$(4,459)	$9,662	$130	$(8,963)	$(9,885)	-122%

GAAP net margin % (as a % of GAAP revenue)	9%	-17%	0%	-63%	-59%
Non-GAAP net margin % (as a % of non-GAAP net revenue)	-5%	10%	0%	-12%	-16%
GAAP income (loss) per share
Basic	$0.20	$(0.26)	$0.01	$(0.58)	$(0.51)
Diluted	$0.19	$(0.26)	$0.01	$(0.58)	$(0.51)
Weighted average number of shares used in computation
Basic	46,600	46,729	47,198	47,693	48,315
Diluted	48,997	46,729	49,603	47,693	48,315
Non-GAAP income (loss) per share
Basic	$(0.10)	$0.21	$0.00	$(0.19)	$(0.20)
Diluted	$(0.10)	$0.19	$0.00	$(0.19)	$(0.20)
Weighted average number of shares used in computation
Basic	46,600	46,729	47,198	47,693	48,315
Diluted	46,600	49,620	49,603	47,693	48,315